DELAWARE INVESTMENTS COLORADO MUNICIPAL INCOME FUND, INC.

Registration No. 811-07810
FORM N-SAR
Semiannual Period Ended September 30, 2013

SUB-ITEM 77C:  Submission of matters to a vote of security holders

At a Joint Annual Meeting of Shareholders of Delaware Investments Colorado Municipal Income Fund, Inc. (the ?Fund?), the shareholders of the Fund voted to elect a Board of Directors for the Fund at a meeting held on August 21, 2013. At the meeting, the following people were elected to serve as Independent Directors: Thomas L. Bennett, Joseph W. Chow, John A. Fry, Anthony D. Knerr, Lucinda S. Landreth, Frances A. Sevilla-Sacasa, Thomas K. Whitford, Janet L. Yeomans, and J. Richard Zecher. In addition, Patrick P. Coyne was elected to serve as an Interested Director. All shareholders of the Fund vote together with respect to the election of each Director with one exception. The holders of preferred shares of the Fund that have issued one or more classes of preferred shares have the exclusive right to separately elect two Directors, Ms. Yeomans and Mr. Zecher.

The following proposals were submitted for a vote of the shareholders:

1. To elect a Board of Directors for the Fund.

A quorum of the shares outstanding was present, and the votes passed with a majority of those shares. The results were as follows:

Thomas L. Bennett

COMMON SHAREHOLDERS

Shares Voted For 4,189,783.348
Percentage of Outstanding Shares 86.612%
Percentage of Shares Voted 97.259%
Shares with Authority Withheld 118,086.799
Percentage of Outstanding Shares 2.441%
Percentage of Shares Voted 2.741%

PREFERRED SHAREHOLDERS

Shares Voted For 300.000
Percentage of Outstanding Shares 100.000%
Percentage of Shares Voted 100.000%
Shares with Authority Withheld 0.000
Percentage of Outstanding Shares 0.000%
Percentage of Shares Voted 0.000%

Joseph W. Chow

COMMON SHAREHOLDERS

Shares Voted For 4,149,096.348
Percentage of Outstanding Shares 85.771%
Percentage of Shares Voted 96.314%
Shares with Authority Withheld 158,773.799
Percentage of Outstanding Shares 3.282%
Percentage of Shares Voted 3.686%

PREFERRED SHAREHOLDERS

Shares Voted For 300.000
Percentage of Outstanding Shares 100.000%
Percentage of Shares Voted 100.000%
Shares with Authority Withheld 0.000
Percentage of Outstanding Shares 0.000%
Percentage of Shares Voted 0.000%

Patrick P. Coyne

COMMON SHAREHOLDERS

Shares Voted For 4,169,896.348
Percentage of Outstanding Shares 86.201%
Percentage of Shares Voted 96.797%
Shares with Authority Withheld 137,973.799
Percentage of Outstanding Shares 2.852%
Percentage of Shares Voted 3.203%

PREFERRED SHAREHOLDERS

Shares Voted For 300.000
Percentage of Outstanding Shares 100.000%
Percentage of Shares Voted 100.000%
Shares with Authority Withheld 0.000
Percentage of Outstanding Shares 0.000%
Percentage of Shares Voted 0.000%

John A. Fry

COMMON SHAREHOLDERS

Shares Voted For 4,187,382.348
Percentage of Outstanding Shares 86.563%
Percentage of Shares Voted 97.203%
Shares with Authority Withheld 120,487.799
Percentage of Outstanding Shares 2.491%
Percentage of Shares Voted 2.797%

PREFERRED SHAREHOLDERS

Shares Voted For 300.000
Percentage of Outstanding Shares 100.000%
Percentage of Shares Voted 100.000%
Shares with Authority Withheld 0.000
Percentage of Outstanding Shares 0.000%
Percentage of Shares Voted 0.000%

Anthony D. Knerr

COMMON SHAREHOLDERS

Shares Voted For 4,113,470.348
Percentage of Outstanding Shares 85.035%
Percentage of Shares Voted 95.487%
Shares with Authority Withheld 194,399.799
Percentage of Outstanding Shares 4.019%
Percentage of Shares Voted 4.513%

PREFERRED SHAREHOLDERS

Shares Voted For 300.000
Percentage of Outstanding Shares 100.000%
Percentage of Shares Voted 100.000%
Shares with Authority Withheld 0.000
Percentage of Outstanding Shares 0.000%
Percentage of Shares Voted 0.000%

Lucinda S. Landreth

COMMON SHAREHOLDERS

Shares Voted For 4,184,056.348
Percentage of Outstanding Shares 86.494%
Percentage of Shares Voted 97.126%
Shares with Authority Withheld 123,813.799
Percentage of Outstanding Shares 2.560%
Percentage of Shares Voted 2.874%

PREFERRED SHAREHOLDERS

Shares Voted For 300.000
Percentage of Outstanding Shares 100.000%
Percentage of Shares Voted 100.000%
Shares with Authority Withheld 0.000
Percentage of Outstanding Shares 0.000%
Percentage of Shares Voted 0.000%

Frances A. Sevilla-Sacasa

COMMON SHAREHOLDERS

Shares Voted For 4,184,830.348
Percentage of Outstanding Shares 86.510%
Percentage of Shares Voted 97.144%
Shares with Authority Withheld 123,039.799
Percentage of Outstanding Shares 2.544%
Percentage of Shares Voted 2.856%

PREFERRED SHAREHOLDERS

Shares Voted For 300.000
Percentage of Outstanding Shares 100.000%
Percentage of Shares Voted 100.000%
Shares with Authority Withheld 0.000
Percentage of Outstanding Shares 0.000%
Percentage of Shares Voted 0.000%

Thomas K. Whitford

COMMON SHAREHOLDERS

Shares Voted For 4,190,491.348
Percentage of Outstanding Shares 86.627%
Percentage of Shares Voted 97.275%
Shares with Authority Withheld 117,378.799
Percentage of Outstanding Shares 2.426%
Percentage of Shares Voted 2.725%

PREFERRED SHAREHOLDERS

Shares Voted For 300.000
Percentage of Outstanding Shares 100.000%
Percentage of Shares Voted 100.000%
Shares with Authority Withheld 0.000
Percentage of Outstanding Shares 0.000%
Percentage of Shares Voted 0.000%

Janet L. Yeomans

PREFERRED SHAREHOLDERS

Shares Voted For 300.000
Percentage of Outstanding Shares 100.000%
Percentage of Shares Voted 100.000%
Shares with Authority Withheld 0.000
Percentage of Outstanding Shares 0.000%
Percentage of Shares Voted 0.000%

J. Richard Zecher

PREFERRED SHAREHOLDERS

Shares Voted For 300.000
Percentage of Outstanding Shares 100.000%
Percentage of Shares Voted 100.000%
Shares with Authority Withheld 0.000
Percentage of Outstanding Shares 0.000%
Percentage of Shares Voted 0.000%
WS: MFG_Philadelphia: 877503: v1

WS: MFG_Philadelphia: 865829: v1